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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2007


                              PORTER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


           Kentucky                    001-33033                 61-1142247
           --------                    ---------                 ----------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)       File Number)           Identification No.)

               2500 Eastpoint Parkway, Louisville, Kentucky, 40223
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (502) 499-4800
                                ----------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On February 26, 2007, Porter Bancorp, Inc. issued a press release announcing the declaration of a cash dividend of $0.20 per share of common stock for the first quarter of 2007. This press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

     Exhibit Number    Description of Exhibit
     --------------    ----------------------
     99.1              Press release issued February 26, 2007

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2007                                Porter Bancorp Inc.

                                                       By: /s/ Maria L. Bouvette
                                                           ---------------------
                                                           Maria L. Bouvette
                                                           President and Chief
                                                           Executive Officer

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                                  EXHIBIT INDEX


Exhibit                Description
-------                -----------

99.1                   Press Release dated February 26, 2007